                                                                Exhibit 10.30

                                FOURTH AMENDMENT

         THIS FOURTH AMENDMENT (this "AMENDMENT"), dated as of June 1, 1999, is by and among RESORTQUEST INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), the Subsidiaries of the Borrower party hereto (collectively the "GUARANTORS"), the Lenders party hereto (the "LENDERS"), SOCIETE GENERALE, as Co-Agent (the "CO-AGENT") and NATIONSBANK, N.A., a national banking association as Agent for the Lenders (the "AGENT").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement dated as of May 26, 1998 (as amended by a letter agreement (the "FIRST AMENDMENT") dated as of September 30, 1998, a Second Amendment (the "SECOND AMENDMENT") dated as of December 7, 1998 and a Third Amendment dated as of April 16, 1999 (the "THIRD AMENDMENT"), the "EXISTING CREDIT AGREEMENT"), among the Borrower, the Guarantors, the Lenders, the Co-Agent and the Agent, the Lenders have extended commitments to make certain credit facilities available to the Borrower;

         WHEREAS, the Borrower has requested that each of the Lenders (other than First Tennessee Bank National Association ("FIRST TENNESSEE")) (each an "OTHER LENDER") agree to the termination of the Commitment of First Tennessee without a pro rata reduction of the Commitment of such Other Lender, the repayment of all outstanding Loans of First Tennessee without a pro rata repayment of the Loans of such Other Lender and the release of First Tennessee from its obligations as a Lender under the Credit Documents without a corresponding release of such Other Lender from its obligations under the Credit Documents;

         WHEREAS, the Borrower has requested certain amendments to the Credit Agreement to permit the issuance of senior secured notes and the sharing of collateral by the noteholders and the Lenders on a PARI PASSU basis;

         WHEREAS, the Credit Parties and the Other Lenders have agreed to the release of First Tennessee and to amend the Existing Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:


                                     PART I
                                   DEFINITIONS

         SUBPART 1.1. CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

              "AMENDED CREDIT AGREEMENT" means the Existing Credit Agreement as amended by this Amendment.

              "AMENDMENT EFFECTIVE DATE" is defined in SUBPART 4.1.

         SUBPART 1.2. OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.


                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT
                                   AND WAIVER

         Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
PART II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

         SUBPART 2.1. AMENDMENT TO SECTION 1.1. Section 1.1 is amended by adding the following definition of "ADDITIONAL CREDITORS" in the appropriate alphabetical order:

              "ADDITIONAL CREDITORS" shall have the meaning assigned to such term in the Intercreditor Agreement.

         SUBPART 2.2. ADDITIONAL AMENDMENT TO SECTION 1.1. Section 1.1 is amended by adding the following definition of "ADDITIONAL FACILITY DOCUMENTS" in the appropriate alphabetical order:

              "ADDITIONAL FACILITY DOCUMENTS" shall have the meaning assigned to such term in the Intercreditor Agreement.

         SUBPART 2.3. ADDITIONAL AMENDMENT TO SECTION 1.1. The definition of "CHANGE OF CONTROL" contained in Section 1.1 is amended in its entirety so that such definition now reads as follows:

              "CHANGE OF CONTROL" means the occurrence of any of the following events: (i) any Person or two or more Persons acting in concert shall have acquired "beneficial ownership," directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of the Borrower (or other securities convertible into such Voting Stock) sufficient to elect a majority of the Borrower's Board of Directors or (ii) during any period of up to 24 consecutive months, commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Borrower (together with any new director whose election by the Borrower's Board of Directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Borrower then in office. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Act of 1934.

         SUBPART 2.4. ADDITIONAL AMENDMENT TO SECTION 1.1. Section 1.1 is amended by adding the following definition of "COLLATERAL AGENT" in the appropriate alphabetical order:

              "COLLATERAL AGENT" means NationsBank, N.A., as collateral agent for the Lenders, the Noteholders and the Additional Creditors pursuant to the Intercreditor Agreement.

         SUBPART 2.5. ADDITIONAL AMENDMENT TO SECTION 1.1. The definition of "COLLATERAL DOCUMENTS" contained in Section 1.1 is amended in its entirety so that such definition now reads as follows:

              "COLLATERAL DOCUMENTS" means a collective reference to the Security Agreement, the Pledge Agreement, any collateral documents executed pursuant to Section 7.12 and such other documents executed and delivered in connection with the attachment and perfection of the Collateral Agent's security interests in the assets of the Credit Parties, including without limitation, UCC financing statements and patent and trademark filings.

         SUBPART 2.6. ADDITIONAL AMENDMENT TO SECTION 1.1 The definition of "CREDIT DOCUMENTS" contained in Section 1.1 is amended in its entirety so that such definition now reads as follows:

              "CREDIT DOCUMENTS" means a collective reference to this Credit Agreement, the Revolving Notes, the LOC Documents, each Joinder Agreement, the Agent's Fee Letter, the Collateral Documents, the Intercreditor Agreement and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto (in each case as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time), and "CREDIT DOCUMENT" means any one of them.

         SUBPART 2.7. ADDITIONAL AMENDMENT TO SECTION 1.1. Section 1.1 is amended by adding the following definition of "FOURTH AMENDMENT EFFECTIVE DATE" in the appropriate alphabetical order:

              "FOURTH AMENDMENT EFFECTIVE DATE" means June 16, 1999.

         SUBPART 2.8. ADDITIONAL AMENDMENT TO SECTION 1.1. Section 1.1 is amended by adding the following definition of "INTERCREDITOR AGREEMENT" in the appropriate alphabetical order:

              "INTERCREDITOR AGREEMENT" means the Intercreditor and Collateral Agency Agreement, dated as of June 1, 1999, by and among the Collateral Agent, the Noteholders, the Agent, the Lenders and the Additional Creditors, as amended, modified, supplemented or restated from time to time.

         SUBPART 2.9. ADDITIONAL AMENDMENT TO SECTION 1.1. Section 1.1 is amended by adding the following definition of "NOTE PURCHASE AND GUARANTEE AGREEMENT" in the appropriate alphabetical order:

              "NOTE PURCHASE AND GUARANTEE AGREEMENT" means the Note Purchase and Guarantee Agreement, dated as of June 1, 1999, among the Credit Parties and the Noteholders, as amended, modified, supplemented or restated from time to time.

         SUBPART 2.10. ADDITIONAL AMENDMENT TO SECTION 1.1. Section 1.1 is amended by adding the following definition of "NOTEHOLDERS" in the appropriate alphabetical order:

              "NOTEHOLDERS" means the noteholders party from time to time to the Note Purchase and Guarantee Agreement.

         SUBPART 2.11. ADDITIONAL AMENDMENT TO SECTION 1.1. Clause (i) of the definition of "PERMITTED LIENS" contained in Section 1.1 is amended in its entirety so that such clause now reads as follows:

              "PERMITTED LIENS" means:

                        (i) Liens in favor of the Collateral Agent to secure the
                   Credit Party Obligations and the obligations of the Credit Parties under the Senior Note Documents;

                                  ************

         SUBPART 2.12. ADDITIONAL AMENDMENT TO SECTION 1.1 The definition of "PLEDGE AGREEMENT" contained in Section 1.1 is amended in its entirety so that such definition now reads as follows:

              "PLEDGE AGREEMENT" means the amended and restated pledge agreement dated as of June 1, 1999 executed and delivered by the Borrower and the Guarantors in favor of the Collateral Agent, for the benefit of the Secured Parties on a PARI PASSU basis, to secure the Secured Obligations, as amended, modified, restated or supplemented from time to time.

         SUBPART 2.13. ADDITIONAL AMENDMENT TO SECTION 1.1 The definition of "REVOLVING COMMITTED AMOUNT" contained in Section 1.1 is amended in its entirety so that such definition now reads as follows:

              "REVOLVING COMMITTED AMOUNT" means FIFTY MILLION DOLLARS ($50,000,000) or such lesser amount as the Revolving Committed Amount may be reduced pursuant to Section 3.4.

         SUBPART 2.14. ADDITIONAL AMENDMENT TO SECTION 1.1. Section 1.1 is amended by adding the following definition of "SECURED DOCUMENTS" in the appropriate alphabetical order:

              "SECURED DOCUMENTS" means the Credit Documents, the Senior Note Documents and the Additional Facility Documents.

         SUBPART 2.15. ADDITIONAL AMENDMENT TO SECTION 1.1. Section 1.1 is amended by adding the following definition of "SECURED OBLIGATIONS" in the appropriate alphabetical order:

              "SECURED OBLIGATIONS" means the Credit Party Obligations, the obligations of the Credit Parties under the Senior Note Documents and the Additional Facility Documents and all other obligations of the Credit Parties secured by the Collateral Documents.

         SUBPART 2.16. ADDITIONAL AMENDMENT TO SECTION 1.1. Section 1.1 is amended by adding the following definition of "SECURED PARTIES" in the appropriate alphabetical order:

              "SECURED PARTIES" means the Lenders, the Noteholders, the Additional Creditors and their successors and permitted assigns.

         SUBPART 2.17. ADDITIONAL AMENDMENT TO SECTION 1.1 The definition of "SECURITY AGREEMENT" contained in Section 1.1 is amended in its entirety so that such definition now reads as follows:

              "SECURITY AGREEMENT" means the amended and restated security agreement dated as of June 1, 1999 executed and delivered by the Borrower and the Guarantors in favor of the Collateral Agent, for the benefit of the Secured Parties on a PARI PASSU basis, to secure the Secured Obligations, as amended, modified, restated or supplemented from time to time.

         SUBPART 2.18. ADDITIONAL AMENDMENT TO SECTION 1.1. Section 1.1 is amended by adding the following definition of "SENIOR NOTE DOCUMENTS" in the appropriate alphabetical order:

              "SENIOR NOTE DOCUMENTS" means the Note Purchase and Guarantee Agreement, the Senior Notes, the Collateral Documents and all other mortgages, security agreements, documents, certificates and instruments relating to, arising out of, or in any way connected therewith or any of the transactions contemplated thereby.

         SUBPART 2.19. ADDITIONAL AMENDMENT TO SECTION 1.1. Section 1.1 is amended by adding the following definition of "SENIOR NOTES" in the appropriate alphabetical order:

              "SENIOR NOTES" means the $50,000,000 9.06% Guaranteed Senior Secured Notes issued by the Borrower to the Noteholders pursuant to the Note Purchase and Guarantee Agreement.

         SUBPART 2.20. AMENDMENT TO SECTION 3.3(b). Section 3.3(b) is amended in its entirety so that such section now reads as follows:

              3.3  PREPAYMENTS.

                                  ************

                   (b)  MANDATORY PREPAYMENTS.

                        (i) If at any time, (A) the sum of the aggregate
                   principal amount of outstanding Revolving Loans PLUS LOC Obligations outstanding PLUS the aggregate principal amount of outstanding Swingline Loans shall exceed the Revolving Committed Amount, (B) the aggregate amount of LOC Obligations outstanding shall exceed the LOC Committed Amount or (C) the aggregate amount of Swingline Loans outstanding shall exceed the Swingline Committed Amount, the Borrower shall immediately make payment on the Loans and/or to cash collateral account in respect of the LOC Obligations, in an amount sufficient to eliminate such excess.

                        (ii) ISSUANCES OF EQUITY OR DEBT. Immediately upon
                   receipt by a Consolidated Party of proceeds from any Equity Issuance or Debt Issuance, the Borrower shall prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of such Equity Issuance or Debt Issuance to the Lenders (such prepayment to be applied as set forth in clause
                   (iv) below).

                        (iii) ASSET DISPOSITIONS. Immediately upon receipt by a
                   Consolidated Party of proceeds from any Asset Disposition, the Borrower shall forward 100% of the Net Cash Proceeds of such

                   Asset Disposition to the Collateral Agent as a prepayment of the Loans and the Senior Notes (such prepayment to be applied as set forth in clause (iv) below). Notwithstanding the foregoing, the Borrower shall not be required to forward to the Collateral Agent as a prepayment of the Loans Net Cash Proceeds of Asset Dispositions which do not exceed $500,000, in the aggregate, during the term of this Credit Agreement.

                        (iv) APPLICATION OF MANDATORY PREPAYMENTS. All amounts
                   required to be paid pursuant to Section 3.3(b)(i) and (ii) shall be applied as follows: FIRST to Revolving Loans, SECOND to Swingline Loans and THIRD (after all Revolving Loans and Swingline Loans have been repaid) to a cash collateral account in respect of LOC Obligations. All amounts required to be paid pursuant to Section 3.3(b)(iii) shall be applied pro rata to (A) the Senior Notes and (B) to the Loans and LOC Obligations as follows: FIRST to Revolving Loans, SECOND to Swingline Loans and THIRD (after all Revolving Loans and Swingline Loans have been repaid) to a cash collateral account in respect of LOC Obligations; PROVIDED, HOWEVER, each of the Noteholders shall have a right to decline to accept a mandatory prepayment pursuant to Section 3.3(b)(iii) in accordance with the terms of the Note Purchase and Guarantee Agreement, in which case such declined prepayment shall be allocated and offered pro rata among the Noteholders that accept such prepayment or, if none of the Noteholders accept such re-allocated prepayment, then pro rata among the Lenders in accordance with the foregoing terms of this
                   Section 3.3(b)(iv). Within the parameters of the applications (to Loans) set forth above, prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments of Loans and LOC Obligations under this Section 3.3(b) shall be subject to Section 3.12.

         SUBPART 2.21. AMENDMENT TO SECTION 6.22. Section 6.22 is amended in its entirety so that such section now reads as follows:

              6.22 FIRST PRIORITY LIEN.

              The Collateral Agent on behalf of the Lenders and the Noteholders will hold a first priority Lien, subject to no other Liens other than Permitted Liens, in the Collateral.

         SUBPART 2.22. AMENDMENT TO SECTION 7.6. Section 7.6 is amended in its entirety so that such section now reads as follows:

              7.6  INSURANCE.

                   (a) Each Credit Party will at all times maintain in full
              force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice (or as otherwise required by the Collateral Documents). The Collateral Agent shall be named as loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Collateral Agent, that it will give the Collateral Agent thirty (30) days prior written notice before any such policy or policies shall be altered or canceled, and that no act or default of any Credit Party or any other Person shall affect the rights of the Collateral Agent or the Secured Parties under such policy or policies. The present insurance coverage of the Credit Parties is outlined as to carrier, policy number, expiration date, type and amount on SCHEDULE 7.6.

                   (a) In case of any material loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party shall promptly give written notice thereof to the Collateral Agent generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Credit Party's cost and expense, will promptly repair or replace the Collateral of such Credit Party so lost, damaged or destroyed; PROVIDED, HOWEVER, that such Credit Party need not repair or replace the Collateral of such Credit Party so lost, damaged or destroyed to the extent the failure to make such repair or replacement (i) is desirable to the proper conduct of the business of such Credit Party in the ordinary course and otherwise in the best interest of such Credit Party; and (ii) would not materially impair the rights and benefits of the Collateral Agent or the Secured Parties under the Collateral Documents, any other Credit Document or any Hedging Agreement. In the event a Credit Party shall receive any proceeds of such insurance in a net amount in excess of $100,000, such Credit Party will immediately pay over such proceeds to the Collateral Agent, for a pro rata payment on the obligations of the Credit Parties under the Secured Documents; PROVIDED, HOWEVER, that the Collateral Agent agrees to release such insurance proceeds to such Credit Party for replacement or restoration of the portion of the Collateral of such Credit Party lost, damaged or destroyed if, but only if, (A) no Default or

              Event of Default shall have occurred and be continuing at the time of release, (B) written application for such release is received by the Collateral Agent from such Credit Party within 30 days of receipt of such proceeds and (C) the Collateral Agent has received evidence reasonably satisfactory to it that the Collateral lost, damaged or destroyed has been or will be replaced or restored to its condition immediately prior to the loss, destruction or other event giving rise to the payment of such insurance proceeds.

         SUBPART 2.23. AMENDMENT TO SECTION 7.12. Section 7.12 is amended in its entirety so that such section now reads as follows:

              7.12 ADDITIONAL CREDIT PARTIES.

                   As soon as practicable and in any event within 30 days after any Person becomes a Material Subsidiary of any Credit Party, the Borrower shall provide the Collateral Agent with written notice thereof setting forth information in reasonable detail describing all of the assets of such Person and shall (a) if such Person is a Domestic Subsidiary of a Credit Party, cause such Person to execute a Joinder Agreement in substantially the same form as
              EXHIBIT 7.12, (b) cause 100% (if such Person is a Domestic Subsidiary of a Credit Party) or 65% (if such Person is a direct Material Foreign Subsidiary of a Credit Party) of the Capital Stock of such Person to be delivered to the Collateral Agent (together with undated stock powers, if any, signed in blank) and pledged to the Collateral Agent pursuant to an appropriate pledge agreement(s) in substantially the form of the Pledge Agreement and otherwise in form acceptable to the Collateral Agent and (c) cause such Person to (i) if such Person is a Domestic Subsidiary, to pledge all of its assets to the Collateral Agent pursuant to a security agreement in substantially the form of Security Agreement and otherwise in a form acceptable to the Collateral Agent, (d) if such Person has any Subsidiaries (i) deliver all of the Capital Stock of such Domestic Subsidiaries and 65% of the Capital Stock of such Material Foreign Subsidiaries (together with undated stock powers signed in blank) to the Collateral Agent and (ii) execute a pledge agreement in substantially the form of the Pledge Agreement and otherwise in a form acceptable to the Collateral Agent and (e) if such Person owns or leases any real property in the United States of America execute any and all necessary mortgages, deeds of trust, deeds to secure debt, leasehold mortgages, collateral assignments or other appropriate real estate collateral documentation in a form, content and scope satisfactory to the Collateral Agent and (ii) deliver such other documentation as the Collateral Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, real estate title insurance policies, environmental reports, landlord's waivers, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Collateral Agent's Liens thereunder), all in form, content and scope reasonably satisfactory to the Collateral Agent.

         SUBPART 2.24. AMENDMENT TO SECTION 7.14. Section 7.14 is amended in its entirety so that such section now reads as follows:

              7.14 COLLATERAL.

                   If, subsequent to the Closing Date, a Credit Party shall (a)
              acquire any material real property or lease any material real property or (b) acquire any intellectual property, securities instruments, chattel paper or other personal property required to be delivered to the Collateral Agent as Collateral hereunder or under any of the Collateral Documents, the Borrower shall notify the Collateral Agent of same in each case as soon as practicable after the acquisition thereof or execution of such lease agreement, as appropriate. Each Credit Party shall take such action as requested by the Collateral Agent and at its own expense, to ensure that the Collateral Agent has a first priority perfected Lien in all owned real property (and in such leased real property as requested by the Collateral Agent, the Required Lenders or the Noteholders holding more than 50% of the outstanding principal amount of the Senior Notes) and all personal property of the Credit Parties (whether now owned or hereafter acquired), subject only to Permitted Liens.

         SUBPART 2.25. AMENDMENT TO SECTION 8.1. Section 8.1 is amended by adding the following subsection (g) thereto and making the appropriate punctuation changes:

              8.1  INDEBTEDNESS.

                   The Credit Parties will not permit any Consolidated Party to contract, create, incur, assume or permit to exist any Indebtedness, except:

                                  ************

                   (g) Indebtedness arising under the Senior Notes and the other
              Senior Note Documents, including, without limitation, any guarantee obligations of the Guarantors under the Senior Note Documents; provided, however, the aggregate principal amount of the Senior Notes shall not exceed $50,000,000.

         SUBPART 2.26. AMENDMENT TO SECTION 8.10. Section 8.10 is amended in its entirety so that such section now reads as follows:

              8.10 LIMITATION ON RESTRICTED ACTIONS.

                   The Credit Parties will not permit, other than pursuant to the Senior Note Documents, any Consolidated Party to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits,
              (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, (e) grant a lien on its properties or assets whether now owned or hereafter acquired or (f) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(f) above) for such encumbrances or restrictions existing under or by reason of (i) this Credit Agreement and the other Credit Documents, or (ii) applicable law. The Credit Parties will not permit the Senior Note Documents to contain financial covenants that are more restrictive than the financial covenants set forth in Section 7.11. The Credit Parties and the Lenders acknowledge and agree that, as of the Fourth Amendment Effective Date, the financial covenants set forth in the Senior Note Documents are not more restrictive than the financial covenants set forth in Section 7.11.

         SUBPART 2.27. AMENDMENT TO SECTION 9.1(g). Section 9.1(g) is amended in its entirety so that such subsection now reads as follows:

              9.1  EVENTS OF DEFAULT.

                   An Event of Default shall exist upon the occurrence of any of the following specified events (each an "EVENT OF DEFAULT"):

                                  ************

                   (g)  DEFAULTS UNDER OTHER AGREEMENTS.

                        (i) Any Credit Party shall default in the performance or
                   observance (beyond the applicable grace period with respect thereto, if any) of any material obligation or condition of any contract or lease which has a Material Adverse Effect;

                        (ii) With respect to any Indebtedness (other than
                   Indebtedness outstanding under this Credit Agreement) in excess of $500,000 in the aggregate for the Consolidated Parties taken as a whole, (A) any Consolidated Party shall
                   (1) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such

                   Indebtedness, or (2) the occurrence and continuance of a default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (B) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

                        (iii) Any default under the Senior Note Documents or the
                   Additional Facility Documents shall occur and the applicable grace period (if any) with respect to such default shall have expired without such default being cured by the Credit Parties in a manner acceptable to the necessary percentage of Noteholders or Additional Creditors, as applicable, or permanently waived by the necessary percentage of Noteholders or Additional Creditors, as applicable.

         SUBPART 2.28. AMENDMENT TO SECTION 11.5. Section 11.5 is amended in its entirety so that such subsection now reads as follows:

              11.5 EXPENSES; INDEMNIFICATION.

                   (a) The Borrower agrees to pay on demand all costs and
              expenses of the Agent and the Collateral Agent in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Credit Agreement, the other Credit Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agent and the Collateral Agent with respect thereto and with respect to advising the Agent and the Collateral Agent as to their rights and responsibilities under the Credit Documents. The Borrower further agrees to pay on demand all costs and expenses of the Agent, the Collateral Agent and the Lenders, if any (including, without limitation, reasonable attorneys' fees and expenses and the cost of internal counsel), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Credit Documents and the other documents to be delivered hereunder.

                   (b) The Borrower agrees to indemnify and hold harmless the
              Agent, the Collateral Agent and each Lender and each of their Affiliates and their respective officers, directors, employees, agents, and advisors (each, an "INDEMNIFIED PARTY") from and against any and all claims, damages, losses (other than losses created by a Lender's internal interest rate management policies and practices), liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Credit Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 11.5 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrower agrees not to assert any claim against the Agent, the Collateral Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Credit Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans.

                   (c) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 11.5 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

         SUBPART 2.29. AMENDMENTS TO SCHEDULES. SCHEDULE 2.1(a), SCHEDULE 6.12 and SCHEDULE 7.6 of the Existing Credit Agreement are hereby deleted in their entirety and new schedules in the form of SCHEDULE 2.1(a), SCHEDULE
    6.12 and SCHEDULE 7.6 are substituted therefor.


                                    PART III
                           RELEASE OF FIRST TENNESSEE

         SUBPART 3.1. TERMINATION OF COMMITMENT AND RELEASE. Notwithstanding anything to the contrary in the Credit Documents, the Credit Parties and the Lenders hereby consent to the termination of the Commitment of First Tennessee, the repayment of all outstanding Loans, fees and other amounts owing by the Credit Parties to First Tennessee pursuant to the Credit Documents and the release of First Tennessee from its obligations as a Lender under the Credit Documents (collectively, the "Release of First Tennessee"). Each of the Other Lenders agrees that, notwithstanding anything to the contrary in the Credit Documents, the Release of First Tennessee may be consummated without any pro rata reduction of the Commitment of such Other Lender, any pro rata repayment of the outstanding Loans, fees and other amounts owing to such Other Lender under the Credit Documents or any release of such Other Lender from its obligations as a Lender under the Credit Documents. The Credit Parties and the Lenders agree that, upon receipt by First Tennessee of the payment referenced in SUBPART 4.9, First Tennessee shall no longer be a Lender for purposes of the Credit Documents.

         SUBPART 3.2. REAFFIRMATION OF AMENDMENTS. Each of the Credit Parties and the Other Lenders hereby agrees that, notwithstanding the fact that First Tennessee did not execute the Second Amendment and the Third Amendment and notwithstanding the terms of Section 11.6 of the Credit Agreement, the amendments and agreements set forth in the Second Amendment and the Third Amendment are binding on such party, are effective as of the date of the Second Amendment and the Third Amendment, respectively, and are in full force and effect on the date hereof.


                                     PART IV
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 4.1. AMENDMENT EFFECTIVE DATE. This Amendment shall be and become effective as of the date hereof (the "AMENDMENT EFFECTIVE DATE") when all of the conditions set forth in this PART IV shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "FOURTH AMENDMENT."

         SUBPART 4.2. EXECUTION OF COUNTERPARTS OF AMENDMENT. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Lenders (including an acknowledgment signature of First Tennessee).

         SUBPART 4.3. AUTHORITY. The Agent shall have received copies of resolutions of the Board of Directors of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or an assistant secretary of each Credit Party to be true and correct and in force and effect as of the date hereof.

         SUBPART 4.4. INTERCREDITOR AGREEMENT. The Collateral Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of the Intercreditor Agreement, which collectively shall have been duly executed on behalf of each of the Collateral Agent, the Noteholders, the Lenders and the Agent.

         SUBPART 4.5. SENIOR NOTE DOCUMENTS. The Agent shall have received executed copies, certified by a secretary or an assistant secretary of the Borrower, of each of the Senior Note Documents.

         SUBPART 4.6. COLLATERAL DOCUMENTS. The Collateral Agent shall have received (a) counterparts (or other evidence of execution, including telephonic message, satisfactory to the Collateral Agent) of the Security Agreement and the Pledge Agreement executed on behalf of each of the Credit Parties, (b) such UCC financing statements and intellectual property filings as are necessary, in the Collateral Agent's reasonably discretion, to perfect the security interests in the Collateral, (c) such other documents and instruments relating to the perfection of the Collateral Agent's security interest in the Collateral as the Collateral Agent may reasonably request.

         SUBPART 4.7. INSURANCE CERTIFICATES. The Agent shall have received copies of certificates of insurance evidencing any insurance policies of the Credit Parties updated since the Closing Date and meeting the requirements set forth in the Credit Documents, including, but not limited to, naming the Collateral Agent as sole loss payee on behalf of the Secured Parties.

         SUBPART 4.8. OPINION OF COUNSEL. The Collateral Agent shall have received (a) an opinion or opinions of counsel to the Credit Parties, dated as of the Amendment Effective Date, addressed to the Collateral Agent and the Secured Parties, in form and substance satisfactory to the Collateral Agent and (b) a reliance letter from counsel to the Credit Parties with respect to any opinion given by such counsel to the Noteholders permitting the Collateral Agent and the Lenders to rely on such opinion.

         SUBPART 4.9. PAYOFF OF FIRST TENNESSEE. First Tennessee shall have received (by wire transfer directly from the Borrower or the Agent) payment in full of all outstanding Loans, fees and other amounts owed by the Credit Parties to First Tennessee.

         SUBPART 4.10. FURTHER ASSURANCES. The Agent and the Collateral Agent shall have received such other documents, instruments and certificates as the Agent or the Collateral Agent may reasonably request.


                                     PART V
                                  MISCELLANEOUS

         SUBPART 5.1. CROSS-REFERENCES. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 5.2. INSTRUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 5.3. REFERENCES IN OTHER CREDIT DOCUMENTS. At such time as this Amendment shall become effective pursuant to the terms of SUBPART 4.1, all references in the Existing Credit Agreement and the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

         SUBPART 5.4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower hereby represents and warrants that (a) the conditions precedent to the initial Loans were satisfied as of the Closing Date (assuming satisfaction or waiver, if applicable, of all requirements in such conditions that an item be in form and/or substance reasonably satisfactory to the Agent or any Lenders or that any event or action have been completed or performed to the reasonable satisfaction of the Agent or any Lenders),
    (b) the representations and warranties contained in SECTION 6 of the Existing Credit Agreement (as amended or modified by this Amendment or the Intercreditor Agreement) are correct in all material respects on and as of the date hereof (except for those which expressly relate to an earlier date) as though made on and as of such date and after giving effect to the amendments contained herein and (c) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

         SUBPART 5.5. ACKNOWLEDGMENT OF GUARANTORS. The Guarantors acknowledge and consent to all of the terms and conditions of this Fourth Amendment and agree that this Fourth Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Documents

         SUBPART 5.6. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 5.7. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 5.8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


         [The remainder of this page has been left blank intentionally]

         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                        RESORTQUEST INTERNATIONAL, INC.
                                 a Delaware corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President & CFO
                                       --------------------------


GUARANTORS:                      FIRST RESORT SOFTWARE, INC.,
                                 a Colorado corporation

                                 By:/s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------


                                 B&B ON THE BEACH, INC.,
                                 a North Carolina corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------


                                 BRINDLEY & BRINDLEY REALTY &
                                 DEVELOPMENT, INC., a North Carolina corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------

                                 COASTAL RESORTS REALTY L.L.C.,
                                 a Delaware limited liability company

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------


                                 COASTAL RESORTS MANAGEMENT, INC.,
                                 a Delaware corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------


                                 COLLECTION OF FINE PROPERTIES, INC.,
                                 a Colorado corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------


                                 TEN MILE HOLDINGS, LTD.,
                                 a Colorado corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------


                                 HOTEL CORPORATION OF THE PACIFIC, INC.,
                                 a Hawaii corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------

                                 HOUSTON AND O'LEARY COMPANY,
                                 a Colorado corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------


                                 MAUI CONDOMINIUM & HOME REALTY, INC.,
                                 a Hawaii corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------


                                 THE MAURY PEOPLE, INC.,
                                 a Massachusetts corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------


                                 HOWEY ACQUISITION, INC.,
                                 a Florida corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------


                                 REALTY CONSULTANTS, INC.,
                                 a Florida corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------

                                 RESORT PROPERTY MANAGEMENT, INC.,
                                 a Utah corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------

                                 TELLURIDE RESORT ACCOMMODATIONS, INC.,
                                 a Colorado corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------


                                 TRUPP-HODNETT ENTERPRISES, INC.,
                                 a Georgia corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------


                                 THE MANAGEMENT COMPANY,
                                 a Georgia corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------


                                 WHISTLER CHALETS LTD.,
                                 a British Columbia corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------

                                 ABBOTT & ANDREWS REALTY, INC.,
                                 a Florida corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------


                                 ABBOTT REALTY SERVICES, INC.,
                                 a Florida corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------


                                 ABBOTT RESORTS, INC.,
                                 a Florida corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------


                                 PLANTATION RESORT MANAGEMENT, INC.,
                                 a Florida corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------


                                 TOPS'L SALES GROUP, INC.,
                                 a Florida corporation

                                 By: /s/ Jeffery M. Jarvis
                                    -----------------------------
                                 Name: Jeffery M. Jarvis
                                      ---------------------------
                                 Title: Sr. Vice President
                                       --------------------------

LENDERS:                         NATIONSBANK, N. A.,
                                 individually in its capacity as a
                                 Lender and in its capacity as Agent
                                 and as Collateral Agent

                                 By: /s/ John E. Ball
                                    -----------------------------
                                 Name: John E. Ball
                                      ---------------------------
                                 Title: SVP
                                       --------------------------

                                 SOCIETE GENERALE,
                                 individually in its capacity as a
                                 Lender and in its capacity as Co-Agent

                                 By: /s/ J. Blaine Shaum
                                    -----------------------------
                                 Name: J. Blaine Shaum
                                      ---------------------------
                                 Title: Managing Director
                                       --------------------------

                                 UNION PLANTERS BANK, N.A.


                                 By: /s/ Elizabeth Rouse
                                    -----------------------------
                                 Name: Elizabeth Rouse
                                      ---------------------------
                                 Title: Vice-President
                                       --------------------------

Acknowledged and consented to for purposes of Subpart 3.1 only:

FIRST TENNESSEE BANK NATIONAL
ASSOCIATION

By: /s/ James H. Moore, Jr.
   --------------------------

Name: James H. Moore, Jr.
     ------------------------

Title: Vice President
      -----------------------

                                 SCHEDULE 2.1(a)



------------------------------------------------------------------------------------
LENDER                                             REVOLVING COMMITMENT
------------------------------------------------------------------------------------
NationsBank, N.A.                                       $25,000,000
Independence Center, 15th Floor
NC1-001-15-04
101 North Tryon Street
Charlotte, North Carolina  28255
Attn:    Agency Services
------------------------------------------------------------------------------------
Societe Generale                                        $20,000,000
One Montgomery St., Suite 3220
San Francisco, CA  94104
Attn:    Mary Brickley (Credit Contact)

Societe Generale
2029 Century Park East, Suite 2900
Los Angeles, CA  90067
Attn:    Doris Yun (Operations Contact)

------------------------------------------------------------------------------------
Union Planters Bank, N.A.                               $5,000,000
6200 Poplar Avenue
4th Floor
Memphis, TN  38119

------------------------------------------------------------------------------------
Totals:                                                 $50,000,000
------------------------------------------------------------------------------------


                                  SCHEDULE 7.6


                                  See Attached